SECOND AMENDMENT TO
                                    AGREEMENT
                                    ---------

     The parties to this Second Amendment to Agreement are Petrosearch Energy Corporation, Petrosearch Operating Company, L.L.C., Buena Vista Petrosearch, L.L.C., Pursuit Petrosearch, L.L.C., Rocky Mountain Petrosearch, L.L.C., Big Sky Petrosearch, L.L.C., Great Buffalo Petrosearch, L.L.C., Wilcox Petrosearch, L.L.C., Rock Energy Partners Operating, L,P. and Rock Energy Partners, L.P.

                                R E C I T A L S:

     WHEREAS, Petrosearch Energy Corporation, Petrosearch Operating Company, L.L.C., Buena Vista Petrosearch, L.L.C., Pursuit Petrosearch, L.L.C., Rocky Mountain Petrosearch, L.L.C., Big Sky Petrosearch, L.L.C., Great Buffalo Petrosearch, L.L.C., Rock Energy Partners Operating, L.P. and Rock Energy Partners, L.P. are parties to an Agreement which was effective December 30, 2005 ("Original Agreement");

     WHEREAS, the Original Agreement was amended by an Amendment to Agreement dated June 9, 2006. The Original Agreement as amended by the first amendment is hereinafter referred to as the "First Amended Agreement";

     WHEREAS, the parties desire to further amend the First Amended Agreement in the manner set forth in this Second Amended Agreement;

     WHEREAS,  to  accomplish  the  objectives  of this Second Amendment, Wilcox
Petrosearch,  LLC  has  joined  as  a  party;  and

     NOW, THEREFORE, for good and valuable consideration, and as part of the consideration for the Option Agreement executed in connection herewith, the parties agree as follows:

                                    ARTICLE I
                                   DEFINITIONS
                                   -----------

     Unless otherwise defined in this Second Amendment, the defined terms will have the same meaning as ascribed to them in the First Amended Agreement, The following terms, as used in this Second Amendment, shall have the meanings indicated below, unless the context otherwise requires:

     1.01     "Amendment  Effective  Date"  shall  mean  the  date   on  which
              ----------------------------
all  of  the  requirements  of Closing as set forth in Article II are satisfied.

     1.02     "Garwood  South  Leases"  shall  have the meaning set forth in the
              ------------------------
Original  Agreement  and  shall  include  the  area  marked  on  Exhibit  1.

     1.03     "Kallina  46  #1  Well"  shall  mean  that certain well drilled in
              -----------------------
Section  46  by  Petrosearch  Operating  Company,  L.L.C.

     1.04     "Option" shall mean the Option granted pursuant and subject to the
              --------
terms  of  the  Option  Agreement.

     1.05     "Option  Agreement"  shall mean an Option Agreement in the form of
              -------------------
Exhibit  2  attached  hereto.

     1.06     "Option  Exercise Date" shall mean the date on which the Option is
              -----------------------
exercised  in  strict  conformance  to  the  terms  of  the  Option  Agreement.

     1.07     "Petrosearch Parties"  shall mean Petrosearch  Operating  Company,
              ---------------------
L.L.C.,  Petrosearch  Corporation  n/k/a Petrosearch Energy Corporation, Pursuit
Petrosearch,  L.L.C.  and  Wilcox  Petrosearch,  L.L.C.

     1.08     "Pursuit  Parties"  shall  mean Pursuit Exploration Company, L.P.,
              ------------------
Scully  Oil  &  Gas  Company  and  Pathway  II  Energy,  L.L.C.

     1.09     "Rock"  shall  mean  Rock Energy Partners Operating, L.P. and Rock
              ------
Energy  Partners,  L.P.

     1.10     "Second  Amendment/Second  Amended  Agreement"  shall  mean  the
              ----------------------------------------------
Original Agreement as amended by the First Amended Agreement and as further amended by this Second Amended Agreement.

     1.11     "Section  45"  shall  mean  I. & G. N. R. R. Co. Survey 45, A-288,
              -------------
comprised  of  640  acres,  more  or  less.

     1.12     "Section 46" shall mean 438.16  acres  of land, more or less,  out
              ------------
of the I.& G.N.R.R. Co. Survey No. 46, Abstract 323, Colorado County, Texas and being the same land described in Correction Deed from H, Walter Fredine et al. to Charles J. Kallina and Anthony V. Kallina dated September 20, 1967, recorded in Volume 263, Page707 of the Colorado County Deed Records.

     1.13     "Section  47"  shall  mean  I. & G. N. R. R. Co. Survey 47, A-322,
              -------------
comprised  of  640  acres,  more  or  less.

     1.14     "Settlement  Agreement"  shall mean the Settlement Agreement dated
              -----------------------
effective June 8, 2006 by and between Pursuit Exploration Company, L.P., Scully Oil & Gas Company, Pathway II Energy, L.L.C., Petrosearch Operating Company, L.L.C., Petrosearch Corporation n/k/a Petrosearch Energy Corporation, Pursuit Petrosearch, L.L.C., Rock Energy Partners Operating, L.P. and Rock Energy Partners, L.P.

                                   ARTICLE II
                                     CLOSING
                                     -------

     2.01 The Closing shall be conducted on or before September 21, 2006 at the offices of Snow Fogel Spence LLP or otherwise as Rock and Petrosearch Parties agree. At the Closing (i) the parties shall execute and deliver the Option Agreement and the Escrow Agreement, (ii) the Petrosearch Parties shall deliver the information described in Article VI, (iii) Rock shall deliver the $460,500 payment referenced in Section 8.01, (iv) the parties shall execute and deliver to the Escrow Agent the documents referenced in the Escrow Agreement for which they are responsible, and (v) Rock shall deliver an agreement among Castletop Capital Properties, L.P. and Doug Erwin, the Petrosearch Parties, and Rock, the form of which is attached hereto as Exhibit 3.

                                   ARTICLE III
                          PETROSEARCH PARTIES FINANCING
                          -----------------------------

     3.01 The Petrosearch Parties shall, in good faith, attempt to secure financing upon terms reasonably acceptable to the Petrosearch Parties to meet the financial obligations with respect to the drilling and completion of the Kallina 46 #1 Well ("Replacement Financing"). The

Replacement Financing may take any form, including without limitation, debt, equity, farmout or net profits financing.

                                   ARTICLE IV
                       RELATION TO FIRST AMENDED AGREEMENT
                       -----------------------------------

     4.01 The terms of this Second Amendment become effective on the Amendment Effective Date.

     4.02 On the Amendment Effective Date, this Second Amendment shall amend the First Amended Agreement and, to the extent of any conflict, shall supercede the First Amended Agreement and any instruments executed therewith as they relate to Rock and the Petrosearch Parties.

                                    ARTICLE V
                                     OPTION
                                     ------

     5.01 On the Amendment Effective Date, the parties shall execute the Option Agreement.

                                   ARTICLE VI
                               KALLINA 46 #1 WELL
                               ------------------

     6.01     Data.  On  the  Amendment  Effective Date, the Petrosearch Parties
              -----
shall deliver to Rock a complete set of all logs, data and information pertaining to the Kallina 46 #1 Well, including but not limited to the following:

          - Copies of the final electric logs run on the Kallina 46 #1 Well - 1" and 5" @ TD of 16,250;

          -    The  final  mud  log  submitted  by Pay Zone Mudlogging Services;

          - Daily drilling and completion reports for July 28, 2006 to August 31, 2006 - Kenton A. Cook and Randal Gouges reports - well-site
               (GCE)  consultants;

          -    Copies of any logs obtained from trades with Petrohawk and Cabot;

          -    Any  notification  of  lien  filings  by  vendors.

The Petrosearch Parties shall not in the future withhold any data from Rock with respect to the Garwood North Leases (as defined in Section 1.22 of the Original Agreement) prior to expiration of the applicable cure period following delivery of a notice of default in accordance with the applicable operating agreement, In addition, consistent with Section 9.07, the Petrosearch Parties shall under no circumstances withhold data relating to one well for and on account of an action or default under an operating agreement with respect to a different well.

                                   ARTICLE VII
                            EXTENSION AND MORATORIUM
                            ------------------------

     7.01 Subject to the terms of the Option Agreement, the deadline for Rock to fund the amount of its obligation with respect to the Kallina 46 #1 well operations is extended to the later of (i) the expiration of the Option II Period defined in the Option Agreement, and (ii) the date otherwise due, in the event the Option is not exercised. Prior to that deadline, the Petrosearch Parties shall not assert any default or lien or undertake any legal action against Rock with respect to any Rock obligation.

                                  ARTICLE VIII
                                  PINTAIL FLATS
                                  -------------

     8.01     Payment.  On  the  Amendment  Effective  Date,  Rock  shall pay to
              --------
Petrosearch Operating Company, L.L.C. $460,500 which is the amount of the invoice dated August 18, 2006 for the Pintail Flats operation currently underway. Said payment will cure any alleged default by Rock with respect to the Pintail Flats Well.

     8.02     Segregated  Account  and  Usage of Funds.    Petrosearch Operating
              -----------------------------------------
Company, L.L.C. shall deposit the $460,500 and any future payment by Rock with respect to the Pintail

Flats Well into the Pintail Flats Expense Account. On or before the Amendment Effective Date, Petrosearch Operating Company, L.L.C. shall establish an account which shall be solely for the purpose of Pintail Flats well expenses ("Pintail Flats Expense Account"). Funds deposited into the Pintail Flats Expense Account will be used exclusively by Petrosearch for payment of costs incurred in connection with the specific operations on the Pintail Flats Well. Petrosearch will provide Rock with copies of all withdrawals from and checks written on the Pintail Flats Expense Account, together with the monthly account statements issued by the bank within five (5) days of receipt.

     8.03     Refund.   Any  portion  of  the $460,500 not expended by September
              -------
30, 2006 in connection with the operations identified in the August 18, 2006 invoice shall be immediately refunded to Rock unless on September 30, 2006, such operations are then in progress but not yet complete or otherwise pending due to equipment or contractor availability, in which case the unexpended funds shall be immediately refunded to Rock at the time of completion of the operations identified in the August 18, 2006 invoice. In the event of cost overruns which exceed the deposit made by Rock, the terms of the existing Operating Agreement shall control.

     8.04     Pintail  Flats  Operations.  Petrosearch Operating Company, L.L.C.
              ---------------------------
shall, subject to the receipt of the payment described in Section 8.01 above, diligently prosecute subject to available equipment and contractors, the operation currently underway on the Pintail Flats #1 Well in accord with the Petrosearch Parties' proposal to recomplete the Pintail Flats #1 Well in the Lower Wilcox zone, 16,205 feet, single frac, at an estimated cost of $866,000.00 described in a certain Cash Call and in a certain Authority For Expenditures from Petrosearch Operating Company, L.L.C. to Rock, each dated May 15, 2006.

                                   ARTICLE IX
                             DEVELOPMENT OPERATIONS
                             ----------------------

     9.01     Deletions.  In  the event that on or before the 15th day following
              ----------
the Amendment Effective Date Rock pays its share of the Kallina 46 #1 Well operations which were either (i) conducted through September 8, 2006, or (ii) for which an invoice was delivered to Rock by September 8, 2006, then Sections
9.04 and 9.05 of the First Amended Agreement shall be stricken an deleted and thereafter Rock shall have no outstanding commitment to fund any (a) oilfield operations as to which a Petrosearch Party is an operator, except those which may arise in the course of normal field operations or in the course of emergencies relating to the Kallina 46 #1 Well, Pintail #1 Well or the Pintail Flats #1 Well, or (b) lease acquisition. In the event that a Petrosearch Party exercises Option I within the Option I Period as set forth in the Option
Agreement, Sections 9.04 and 9.05 of the First Amended Agreement shall be stricken and deleted and thereafter Rock shall have no outstanding commitment to fund any (i) oilfield operations as to which a Petrosearch Party is an operator, except those which may arise in the course of normal field operations or in the course of emergencies relating to the Pintail #1 Well or the Pintail Flats #1 Well, or (ii) lease acquisition. In the event that a Petrosearch Party exercises Option II within the Option II Period as set forth in the Option Agreement, Sections 9.04 and 9.05 of the First Amended Agreement shall be stricken and deleted and thereafter Rock shall have no outstanding commitment to fund any (i) oilfield operations as to which a Petrosearch Party is an operator, except those which may arise in the course of normal field operations or in the course of emergencies relating to the Pintail #1 Well or the Pintail Flats #1 Well, or
(ii) lease acquisition. In the event that (i) a Petrosearch Party does not exercise Option I within the Option I period or Option II within the Option II Period, and (ii) Rock pays for its share of the Kallina 46 #1 Well operations which were either (a) conducted through September 8, 2006, or (b) for which an invoice was delivered by September 8, 2006, on or before the expiration of the Option II Period defined in the Option Agreement, then Sections 9.04 and 9.05 of the First Amended Agreement shall be stricken and deleted and thereafter Rock shall have no outstanding commitment to fund any (x) oilfield operations as to which a Petrosearch Party is an operator, except those which may arise in the course of normal field operations or in the course of emergencies relating to the Kallina 46 #1 Well, Pintail #1 Well or the Pintail Flats #1 Well, or (y) lease acquisition.

     9.02     Garwood  South.  On  the Amendment Effective Date, the Petrosearch
              ---------------
Parties shall have no right to propose a well on Garwood South Leases SAVE AND EXCEPT on 240 acres in the Stapleton Survey for which Petrosearch had previously paid for a 20% interest. Petrosearch Parties' right to propose a well on the Stapleton acreage pursuant to the terms of the applicable JOA shall continue in the event that the Option is not exercised. Should the Option be exercised, then Petrosearch Parties shall not have any further right to propose a well on the Stapleton acreage.

     9.03     Garwood  North/Sections  45  and 47.    On the Amendment Effective
              ------------------------------------
Date, the Petrosearch Parties shall have no right to propose a well in Sections 45 and 47 until Payout has been achieved with respect to the existing well within the applicable Section and the back-in interest with respect thereto has been earned.

     9.04     Garwood  North Operations.   Petrosearch shall consult with Rock's
              --------------------------
designated technical representative with regard to the best engineering practices in relation to the cost of various options that may be available to Petrosearch at any given time regarding Sections 45 and 47. Rock shall cause its designated technical representative to provide its/his opinions in an expeditious manner. In the event of any disagreement between Petrosearch and Rock regarding the best engineering practices in relation to the cost of the various options available regarding Sections 45 and 47,, Petrosearch shall defer to Rock unless a Petrosearch Party owns an expense bearing interest in the subject well. In the event that Rock pays its share of the Kallina 46 #1 Well operations which were either (i) conducted through September 8, 2006, or (ii) for which an invoice was delivered to Rock by September 8, 2006 pursuant to the terms of the Option Agreement, then from that point forward Petrosearch shall automatically (a) consult with Rock's designated technical representative with regard to the best engineering practices in relation to the cost of the various options mat may be available to Petrosearch at any given tune regarding Section 46, and (b) in the event of any disagreement between Petrosearch and Rock regarding the best engineering practices relating to the cost of the various options available regarding Section 46, Petrosearch shall defer to Rock unless a Petrosearch Party owns an expense bearing interest in the subject well.

     9.05     Garwood  South  Operations.  On  the Amendment Effective Date, the
              ---------------------------
Garwood  Contract  Operator  Agreement  shall  terminate  as  to  Garwood South.
Petrosearch shall on the Amendment Effective Date sign over operations to Garwood South to Rock and file a P-4 with the Railroad Commission. Rock shall be the operator with respect to any leases within the Garwood South area. On the Amendment Effective Date, Section 9.02 of the First Amended Agreement is hereby stricken and deleted.

     9.06     Amended  ROFR.  The  Amended  ROFR  is  terminated.
              --------------

     9.07     Independence  of  Operations.   As between the Petrosearch Parties
              -----------------------------
and Rock, a separate operating agreement shall be deemed to be in place with respect to the Pintail #1 Well due to such well having achieved Payout (as defined in Section 1.28 of the Original Agreement).

Each well drilled on Garwood North Leases or under any other operating agreement among the parties will be treated independently. Any action or default under an operating agreement by a party with respect to one well shall not give rise to any rights or claims with respect to any other well or operation. In no event shall an operator be entitled to assert a lien or claim against one well for and on account of an action or default under an operating agreement with respect to a different well. The Petrosearch Parties agree not to offset or net any revenue attributable to Rock's interest in one well against any obligation with respect to any other well. The Petrosearch Parties agree not to interfere with, or cause to be placed in suspense any revenue attributable to Rock's interest in one well for and on account of any action or default under an operating agreement with respect to a different well.

     9.08 Default Cure Periods Under Joint Operating Agreements. As to each joint operating agreement contemplated by Section 9,07 above, as between Rock and the Petrosearch Parties, the cure period for any default occurring after the Amendment Effective Date shall be deemed to be ten (10) days after receipt of written notice is delivered to the defaulting party, rather than thirty (30) days after delivery of such a default notice as provided in the printed provisions of the AAPL Model Form.

                                    ARTICLE X
                                 REPRESENTATIONS
                                 ---------------

     10.01     Representations  by  Rock  to  the  Petrosearch  Parties.   Rock
               ---------------------------------------------------------
represents and warrants that the following statements are true and accurate as to itself as of the Amendment Effective Date.

          a.     Existence  and  Power. Rock has been duly formed and is validly
                 ----------------------
     existing as a limited partnership under the laws of the State of Texas, with full power and authority to enter into this Second Amended Agreement, to consummate the transactions contemplated hereby and to carry out the terms of this Second Amended Agreement.

          b.     Review  and  Approval.     Rock  represents  that  its
                 ----------------------
     representative has reviewed this Second Amended Agreement together with all exhibits and it (i) understands fully the terms of this Second Amended Agreement and the consequences of the issuance thereof, (ii) has been afforded an opportunity to have this Second Amended Agreement reviewed by legal counsel, and (iii) has entered into this Second Amended Agreement of its own free will and accord and without threat or duress.

          c.     Authority.   Rock  represents  that  the  undersigned
                 ----------
     representative is fully authorized to execute this Second Amended Agreement or any other instrument required hereunder on its behalf.

          d.     Disclaimer,  Rock  represents,  warrants  and  agrees  that  in
                 -----------
     executing and entering into this Second Amended Agreement, it is not relying and has not relied upon any representation, promise or statement made by anyone which is not recited, contained or embodied in this Second Amended Agreement. Rock understands and expressly assumes the risk that any fact not recited, contained or embodied herein or therein may turn out hereafter to be other than, different from, or contrary to the facts now known to it or believed by it to be true.

          e.     Complete  Agreement.     The  written  terms  of  this  Second
                 --------------------
     Amended Agreement reflect the full and complete terms of the agreement and understanding between Rock and the Petrosearch Parties, There are no oral terms or representations, other than those stated in this Second Amended Agreement in writing, and no party has relied upon any verbal representations from the party or its counsel.

          f.     Validity of Obligation.   This Second Amended Agreement and all
                 -----------------------
     other transaction documents Rock is to execute and deliver on or before the Closing Date (i) have been duly executed by its authorized representative,
     (ii) constitute its valid and legally binding obligations, and (iii) are enforceable against Rock ha accordance with their respective terms.

          g.     No  Violation  of Contractual Restrictions.   Rock's execution,
                 -------------------------------------------
     delivery and performance of this Second Amended Agreement does not conflict with or violate any agreement or instrument to which it is a party or by which it is bound.

     10.02     Representations  by  the  Petrosearch  Parties  to  Rock.   Each
               ---------------------------------------------------------
Petrosearch Party represents and warrants to Rock that the following statements are true and accurate as to itself as of the Amendment Effective Date.

          a.     Existence  and  Power.   The Petrosearch Parties have been duly
                 ----------------------
     formed and are validly existing as corporations and/or limited liability companies under the laws of the applicable state of incorporation and/or formation, with full power and authority to enter into this Second Amended Agreement, to consummate the transactions contemplated hereby and to carry out the terms of this Second Amended Agreement.

          b.     Review  and  Approval.   The Petrosearch Parties represent that
                 ----------------------
     their representatives have reviewed this Second Amended Agreement together with all exhibits and they (i) understand fully the terms of this Second Amended Agreement and the consequences of the issuance thereof, (ii) have been afforded an opportunity to have this Second Amended Agreement reviewed by legal counsel, and (iii) have entered into this Second Amended Agreement of their own free will and accord and without threat or duress.

          c.     Authority.   The  Petrosearch  Parties  represent  that  the
                 ----------
     undersigned representatives are fully authorized to execute this Second Amended Agreement or any other instrument required hereunder on their behalf.

          d.     Disclaimer.   The  Petrosearch  Parties  represent, warrant and
                 -----------
     agree that in executing and entering into this Second Amended Agreement, they are not relying and have not relied upon any representation, promise or statement made by anyone which is not recited, contained or embodied in this Second Amended Agreement. The Petrosearch Parties understand and expressly assume the risk that any fact not recited, contained or embodied herein or therein may turn out hereafter to be other than, different from, or contrary to the facts now known to them or believed by them to be true.

          e.     Complete Agreement.   The written terms of this  Second Amended
                 -------------------
     Agreement reflect the full and complete terms of the agreement and understanding between the Petrosearch Parties and Rock. There are no oral terms or representations, other than those stated in this Second Amended Agreement in writing, and no party has relied upon any verbal representations from the party or its counsel.

          f.     Validity of Obligation.   This Second Amended Agreement and all
                 -----------------------
     other transaction documents the Petrosearch Parties are to execute and deliver on or before the Closing Date (i) have been duly executed by their authorized representatives, (ii) constitute their valid and legally binding obligations, and (iii) are enforceable against the Petrosearch Parties in accordance with their respective terms.

          g.     No  Violation  of  Contractual  Restrictions.   The Petrosearch
                 ---------------------------------------------
     Parties' execution, delivery and performance of this Second Amended Agreement do not conflict with or violate any agreement or instrument to which they are a party or by which they are bound.

          h.     No  Knowledge  of  Other  Defaults.   With the exception of the
                 -----------------------------------
     failure to fund the drilling activities on the Kallina 46 #1 Well, the failure to fund the recompletion activities on the Pintail Flats #1 Well, and the failure to pay the Rock Note in accordance with its terms, the Petrosearch Parties do not have any actual knowledge of any other defaults or alleged defaults by Rock under any existing operating agreement or related document.

                                   ARTICLE XI
                                  MISCELLANEOUS
                                  -------------

     11.01     Further  Assurances.   The  Petrosearch  Parties  and  Rock,  as
               --------------------
applicable, shall promptly cure any defects in the execution and delivery of this Second Amended Agreement, any exhibit to this Second Amended Agreement and all other documents contemplated by this Agreement and shall promptly execute and deliver upon request all such other and further assurances, documents, agreements and instruments in compliance with or accomplishment of the covenants and agreements in this Second Amended Agreement, or obtain any consents, all as may be necessary or appropriate in connection therewith.

     11.02     Confidentiality Regarding Terms of this Second Amended Agreement.
               -----------------------------------------------------------------
Other than as may be required under applicable securities laws relating to disclosure, in the opinion of the disclosing party's legal counsel, the terms of this Second Amended Agreement and any and all negotiations and correspondence in connection with this Second Amended Agreement shall remain in all respects confidential hereafter, except as to (i) the Pursuit Parties, (ii) the fact of settlement, and (iii) as disclosure may be required by applicable law or authority (including securities laws) or to each party's professional service providers, including lawyers, bankers, and accountants. Each party hereto agrees to utilize its reasonable best efforts to cause such confidentiality to be maintained, except as may be required by applicable law or authority.

     11.03     Governing  Law. This Second Amended Agreement and all instruments
               ---------------
executed in accordance with it shall be governed by and interpreted in accordance with the laws of the state of Texas, without regard to conflict-of-law rules that would direct application of the laws of another jurisdiction, except to the extent that it is mandatory that the law of some other jurisdiction, wherein the assets are located, shall apply.

     11.04     Entire  Agreement;  Amendments.   This  Second Amended Agreement,
               -------------------------------
including all exhibits attached hereto and made a part hereof constitute the entire agreement between the Parties with respect to the transactions contemplated hereby and supersede all prior agreements, understandings, negotiations and discussions, whether oral or written, of the Parties with respect to such transactions. No amendment of this Second Amended Agreement shall be binding unless executed in writing by all Parties.

     11.05     Waiver.  No  waiver  by  a party of any of the provisions of this
               -------
Second Amended Agreement (a) shall be binding unless executed in writing by such party, (b) shall be deemed or shall constitute a waiver by such party of any other provision hereof (whether or not similar), and (c) shall not constitute a continuing waiver by such party.

     11.06     Notices.  Any notice, request, consent, approval, waiver or other
               --------
communication provided or permitted to be given under this Second Amended Agreement shall be in writing and shall be delivered in person or sent by U.S. mail, overnight courier or fax to the appropriate addresses set forth below. Any such communication shall be effective upon actual receipt; provided, however, that in the case of delivery by fax after the normal business hours of the recipient, such communication shall be effective on the next business day following the transmission of such fax. For purposes of notice, the addresses of the Parties shall be as follows;

          If to the Petrosearch Parties:

               Petrosearch Energy Corporation
               675 Bering Drive, Suite 200
               Houston, Texas 77057
               Attention: Richard D. Dole, President
               Fax: (713) 961-9338

          If to Rock:

               Rock Energy Partners Operating, L.P.
               10375 Richmond Ave., Suite 2100
               Houston, Texas 77042
               Attention: David L, Pratt
               Fax: (713) 954-3601

               with copies to:

               Snow Fogel Spence LLP 2929
               Allen Parkway, Suite 4100
               Houston, TX 77019
               Attention: Phil F. Snow
               Fax No.: (713) 335-4902

               Alan Topfer
               Castletop Capital Properties, L.P.
               5000 Plaza on the Lakes, Suite 170
               Austin, Texas 78746
               Fax:
                    -------------------

               Bill Bryant
               DuBois, Bryant, Campbell & Schwartz
               700 Lavaca, Suite 1300
               Austin, Texas 78701
               Fax: (512) 457-8008

Each party shall have the right, upon giving ten (10) days' prior notice to the other party in the manner provided in this section, to change its address for purposes of notice.

     11.07     Expenses.   The  Parties,  jointly and severally, shall be solely
               ---------
responsible for all costs and expenses incurred by them in connection with the transactions contemplated hereby.

     11.08     Severability.   If  any  term  or  other provision of this Second
               -------------
Amended Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Second Amended Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any adverse manner with respect to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Second Amended Agreement so as to effect the original intent of the Parties as closely as possible. The obligations of the Parties hereunder are severable and not joint.

     11.09     Counterparts.   This  Second Amended Agreement may be executed in
               -------------
counterparts (including faxed counterparts). Each such counterpart shall be deemed an original, but all such counterparts together shall constitute one and the same instrument.

     IN  WITNESS  WHEREOF,  the  Parties  have  executed  this  Agreement.


                                           PETROSEARCH CORPORATION N/K/A
                                           PETROSEARCH ENERGY CORPORATION


                                           By:  /s/  Richard D. Dole
                                              ----------------------------------
                                           Name:  Richard D. Dole
                                                --------------------------------
Date: September 21, 2006                   Title:  President and CEO
     -------------------                         -------------------------------

                                           PETROSEARCH OPERATING COMPANY, L.L.C.


                                           By:  /s/  Richard D. Dole
                                              ----------------------------------
                                           Name:  Richard D. Dole
                                                --------------------------------
Date: September 21, 2006                   Title:  Manager
     -------------------                         -------------------------------


                                           PURSUIT PETROSEARCH, L.L.C.


                                           By:  /s/  Richard D. Dole
                                              ----------------------------------
                                           Name:  Richard D. Dole
                                                --------------------------------
Date: September 21, 2006                   Title:  Manager
     -------------------                         -------------------------------


                                           WILCOX PETROSEARCH, L.L.C.


                                           By:  /s/  Richard D. Dole
                                              ----------------------------------
                                           Name:  Richard D. Dole
                                                --------------------------------
Date: September 21, 2006                   Title:  Manager
     -------------------                         -------------------------------


                                           ROCK ENERGY PARTNERS OPERATING, L.P.


                                           By:  /s/ illegible
                                              ----------------------------------
                                           Name:  illegible
                                                --------------------------------
Date: September 21, 2006                   Title:  illegible
     -------------------                         -------------------------------


                                           ROCK ENERGY PARTNERS, L.P.


                                           By:  /s/ illegible
                                              ----------------------------------
                                           Name:  illegible
                                                --------------------------------
Date: September 21, 2006                   Title:  illegible
     -------------------                         -------------------------------